SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 1999

COCA-COLA ENTERPRISES INC.
 (Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Page 1 of 6 pages
Exhibit Index Page 4

Item 5.&NBSP;&NBSP;&NBSP;&NBSP;&NBSP;Other Events
On June 24, 1999, Coca-Cola Enterprises Inc. issued a press release confirming government approval to reintroduce products in Belgium and France.

Item 7. Financial Statements and Exhibits
(c)     Exhibits.
Press Release of Coca-Cola Enterprises Inc. issued June 24, 1999.

Page 2 of 6 pages

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SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

S/ LOWRY F. KLINE
Date: June 28, 1999	By:__________________________________
Lowry F. Kline
Executive Vice President and
Chief Administrative Officer

Page 3 of 6 pages

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Press release of Coca-Cola Enterprises issued June 24, 1999.	5

Page 4 of 6 pages